                                                                 EXECUTION COPY

                        SUPPLEMENTAL AGREEMENT dated as of January 3,
                   1995, among CIBA-GEIGY LIMITED, a Swiss corporation ("Ciba"), CIBA-GEIGY CORPORATION, a New York corporation ("CCorp"), CIBA BIOTECH PARTNERSHIP, INC., a Delaware corporation ("Holdings"), and CHIRON CORPORATION, a Delaware corporation (the "Company").

     WHEREAS Ciba, CCorp, Holdings and the Company have entered into the Investment Agreement dated as of November 20, 1994 (the "Investment Agreement") (capitalized terms used but not defined herein shall have the meanings assigned to them in the Investment Agreement);

     WHEREAS the Investment Agreement provides for Ciba and CCorp to cause Holdings to transfer to the Company the Diagnostics Shares and the Ciba Biocine Business as consideration for 6,600,000 newly issued shares of Common Stock to be purchased by Holdings;

     WHEREAS the parties wish to structure the transfer of the Contributed Businesses in the forms described herein;

     NOW, THEREFORE, in consideration of the transactions contemplated by the Investment Agreement and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. The parties hereto agree that, notwithstanding anything to the contrary contained in the Investment Agreement, at the Closing the transfer of the Contributed Businesses to the Company shall be effected as follows:

     (a) Ciba and CCorp shall cause JV US Holdings to merge with and into Chiron Biocine Acquisition Corporation and the Company shall cause Chiron Biocine Acquisition Corporation to merge with JV US Holdings, with Chiron Biocine Acquisition Corporation as the surviving corporation, all upon the terms and subject to the conditions of an agreement and plan of merger substantially in the form of Exhibit A hereto. The consideration to be received in the merger by the holders of shares of common stock of JV US Holdings shall include the amounts owed by the Company to Ciba or its subsidiaries pursuant to Section 1.04(iv)(3) of the Investment Agreement and consummation of such merger shall satisfy the Company's obligation to repay such amounts at the Closing pursuant to such Section 1.04
  (iv)(3).

     (b) The Company shall cause Chiron CCD Acquisition Corporation to merge with and into Diagnostics and Ciba and CCorp shall cause Diagnostics to merge with Chiron CCD Acquisition Corporation, with Diagnostics as the surviving corporation, all upon the terms and subject to the conditions of an agreement and plan of merger substantially in the form of Exhibit B hereto.

     (c) Upon the terms and subject to the conditions of the Investment Agreement, the Company shall purchase from Ciba, CCorp or a subsidiary of Ciba, and Ciba, CCorp or a subsidiary of Ciba shall sell, transfer and deliver to the Company, the JV Vax Shares, in consideration for which the Company shall issue, sell, transfer and deliver to Ciba, CCorp, Holdings, or a subsidiary of Ciba 700,000 New Shares.

     SECTION 2. The parties hereto hereby agree that the transfer of the Contributed Businesses pursuant to SECTION 1 hereof rather than according to
ARTICLE I of the Investment Agreement and the satisfaction of the Company's obligation under Section 1.04(iv)(3) of the Investment Agreement by means of consummation of the merger contemplated by SECTION 1(a) hereof shall be deemed not to result in (i) any representation or warranty set forth in the Investment Agreement or any Ancillary Agreement being false or incorrect in any respect and (ii) any covenant or agreement set forth in the Investment Agreement or any Ancillary Agreement being breached in any respect.

     SECTION 3. This Supplemental Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Supplemental Agreement shall be construed in accordance with and governed by the law of the State of Delaware. This Supplemental Agreement may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Except as expressly set forth herein, this Supplemental Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties under the Investment Agreement or any of the Ancillary Agreements.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                  CIBA-GEIGY LIMITED,

                                       by      /s/ Herbert Gut
                                           -------------------------------------
                                           Name:   Herbert Gut
                                           Title:  Senior Division Counsel

                                       by      /s/ Steven Ballmer
                                           -------------------------------------
                                           Name:   Steven Ballmer
                                           Title:  Tax Counsel


                                  CIBA-GEIGY CORPORATION,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                  CIBA BIOTECH PARTNERSHIP,
                                  INC.,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                  CHIRON CORPORATION,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                  CIBA-GEIGY LIMITED,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                  CIBA-GEIGY CORPORATION,

                                       by      /s/  John J. McGraw
                                           -------------------------------------
                                           Name:  John J. McGraw
                                           Title: Vice President and
                                                    General Counsel

                                  CIBA BIOTECH PARTNERSHIP,
                                  INC.,

                                       by      /s/  John J. McGraw
                                           -------------------------------------
                                           Name:  John J. McGraw
                                           Title: Vice President


                                  CHIRON CORPORATION,

                                       by    /s/    William J. Rutter
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                      EXHIBIT A

                        AGREEMENT AND PLAN OF MERGER dated
                   as of January 4, 1995 (hereinafter called this "AGREEMENT"), among CIBA-GEIGY BIOCINE CORPORATION, a Delaware corporation ("BIOCINE"), CHIRON CORPORATION, a Delaware corporation ("CHIRON") and CHIRON BIOCINE ACQUISITION CORPORATION, a Delaware corporation and a wholly owned subsidiary of Chiron ("B ACQUISITION").


     WHEREAS, Biocine desires to merge with and into B Acquisition and B Acquisition desires to merge with Biocine, all upon the terms and subject to the conditions of this Agreement; and

     WHEREAS, the respective Boards of Directors of Biocine and B Acquisition have approved the merger of Biocine into B Acquisition as set forth below (the "MERGER"), upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, the parties hereto hereby agree as follows:

     SECTION 1. THE MERGER. Upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL"), at the Effective Time (as hereinafter defined) Biocine shall be merged with and into B Acquisition (as of the Effective Time, the "SURVIVING CORPORATION") and the separate corporate existence of Biocine shall thereupon cease. Following the Merger, the Surviving Corporation shall succeed to and assume all the rights and obligations of Biocine in accordance with the DGCL, and the separate corporate existence of the Surviving Corporation as a corporation under the laws of the State of Delaware, with all its rights, privileges, powers, immunities, purposes and franchises, shall continue unaffected by the Merger. The Merger shall have the effects set forth in the DGCL, including Section 259 thereof.

     SECTION 2. CONDITIONS OF MERGER; EFFECTIVE TIME. After this Agreement has been approved and adopted by the affirmative vote or consent of the stockholders of each of Biocine and B Acquisition, in each case in accordance with their respective certificates of incorporation and the DGCL, the parties hereto shall cause a certificate of merger or other appropriate documents meeting the requirements of the DGCL (in any such case, the "CERTIFICATE OF MERGER") to be properly executed in accordance with the relevant provisions of the DGCL and filed in accordance with the DGCL. The Merger shall become effective as of the date and time when the Delaware Certificate of Merger is duly filed with the Secretary of State of the State of Delaware (the date and time the Merger becomes effective being the "EFFECTIVE TIME").

     SECTION 3. CERTIFICATE OF INCORPORATION; BY-LAWS; DIRECTORS; OFFICERS.

     (a) CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of B Acquisition, as in effect immediately prior to the Effective Time, shall continue in full force and effect and shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter changed or amended as provided therein or by applicable law.

     (b) BY-LAWS. As of the Effective Time, the By-laws of B Acquisition, as in effect immediately prior to the Effective Time, shall continue in full force and effect and shall be the By-laws of the Surviving Corporation, until thereafter changed or amended as provided therein or by applicable law.

     (c) DIRECTORS. The directors of B Acquisition at the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     (d) OFFICERS. The officers of B Acquisition at the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     SECTION 4. CONVERSION OF SHARES. As of the Effective Time, and without any further action on the part of any holder of the common stock, par value $1.00 per share, of Biocine ("BIOCINE COMMON STOCK") or any holder of the common stock, par value $0.01 per share, of B Acquisition ("B ACQUISITION COMMON STOCK"), each of the

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                                                                              3

following transactions shall be deemed to occur simultaneously:

     (a) Each issued and outstanding share of Biocine Common Stock shall be converted into and exchanged for (i) 3,900 fully paid and nonassessable shares of the common stock, par value $0.01 per share, of Chiron ("CHIRON COMMON STOCK") plus (ii) a cash payment in the amount of $[23,746.00].

     (b) Each share of B Acquisition Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall constitute, after the Effective Time, one fully paid and nonassessable share of the common stock, par value $0.01 per share, of the Surviving Corporation.

     SECTION 5. EXCHANGE OF CERTIFICATES. If a holder of record (immediately prior to the Effective Time) of shares of Biocine Common Stock outstanding immediately prior to the Effective Time presents (after the Effective Time) to Chiron a certificate or certificates which immediately prior to the Effective Time represented such shares, then, in exchange for the surrender and cancelation of such certificate or certificates, Chiron shall issue to such holder of record a certificate or certificates representing the shares of Chiron Common Stock and pay to such holder of record the amount of cash into which such shares of Biocine Common Stock were converted in accordance with Section 4. Until surrendered as contemplated by this Section 5, each certificate which immediately prior to the Effective Time represented outstanding shares of Biocine Common Stock shall be deemed to represent only the right to receive upon such surrender a certificate representing the shares of Chiron Common Stock and the amount of cash into which such shares of Biocine Common Stock were converted, as contemplated by this Section 5.

     SECTION 6. MODIFICATION OR AMENDMENT. This Agreement may be amended or modified, at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, by the mutual written consents of Biocine and B Acquisition, by action of their respective Boards of Directors; PROVIDED, HOWEVER, that after any required approval of the Merger by the stockholders of Biocine or B Acquisition, there shall be made no amendment that by law requires further approval by such stockholders without the further approval of such stockholders.

     SECTION 7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     SECTION 8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first hereinabove written.


                                  CIBA-GEIGY BIOCINE
                                  CORPORATION,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                  CHIRON CORPORATION,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:



                                  CHIRON BIOCINE ACQUISITION
                                  CORPORATION,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                      EXHIBIT B

                        AGREEMENT AND PLAN OF MERGER dated
                   as of January 4, 1995 (hereinafter called this "AGREEMENT"), among CIBA CORNING DIAGNOSTICS CORP., a Delaware corporation ("CCD"), CHIRON CORPORATION, a Delaware corporation ("CHIRON") and CHIRON CCD ACQUISITION CORPORATION, a Delaware corporation and a wholly owned subsidiary of Chiron ("C ACQUISITION").


     WHEREAS, C Acquisition desires to merge with and into CCD and CCD desires to merge with C Acquisition, all upon the terms and subject to the conditions of this Agreement; and

     WHEREAS, the respective Boards of Directors of C Acquisition and CCD have approved the merger of C Acquisition into CCD as set forth below (the "MERGER"), upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, the parties hereto hereby agree as follows:

     SECTION 1. THE MERGER. Upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL"), at the Effective Time (as hereinafter defined) C Acquisition shall be merged with and into CCD (as of the Effective Time, the "SURVIVING CORPORATION") and the separate corporate existence of C Acquisition shall thereupon cease. Following the Merger, the Surviving Corporation shall succeed to and assume all the rights and obligations of C Acquisition in accordance with the DGCL, and the separate corporate existence of the Surviving Corporation as a corporation under the laws of the State of Delaware, with all its rights, privileges, powers, immunities, purposes and franchises, shall continue unaffected by the Merger. The Merger shall have the effects set forth in the DGCL, including Section 259 thereof.

     SECTION 2. CONDITIONS OF MERGER; EFFECTIVE TIME. After this Agreement has been approved and adopted by the affirmative vote or consent of the stockholders of each of C Acquisition and CCD, in each case in accordance with their respective certificates of incorporation and the DGCL, the parties hereto shall cause a certificate of merger or other appropriate documents meeting the requirements of the DGCL

(in any such case,. the "CERTIFICATE OF MERGER") to be properly executed in accordance with the relevant provisions of the DGCL and filed in accordance with the DGCL. The Merger shall become effective as of the date and time when the Delaware Certificate of Merger is duly filed with the Secretary of State of the State of Delaware (the date and time the Merger becomes effective being the "EFFECTIVE TIME").

     SECTION 3. CERTIFICATE OF INCORPORATION; BY-LAWS; DIRECTORS; OFFICERS.

     (a) CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of CCD, as in effect immediately prior to the Effective Time, shall continue in full force and effect and shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter changed or amended as provided therein or by applicable law.

     (b) BY-LAWS. As of the Effective Time, the By-laws of CCD, as in effect immediately prior to the Effective Time, shall continue in full force and effect and shall be the By-laws of the Surviving Corporation, until thereafter changed or amended as provided therein or by applicable law.

     (c) DIRECTORS. The directors of C Acquisition at the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     (d) OFFICERS. The officers of CCD at the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     SECTION 4. CONVERSION OF SHARES. As of the Effective Time, and without any further action on the part of any holder of the common stock, par value $0.01 per share, of C Acquisition ("C ACQUISITION COMMON STOCK") or any holder of the common stock, par value $10.00 per share, of CCD ("CCD COMMON STOCK"), each of the following transactions shall be deemed to occur simultaneously:

     (a) Each issued and outstanding share of C Acquisition Common Stock shall be converted into and exchanged for ten fully paid and nonassessable shares of

Common Stock, par value $10 per share, of the Surviving Corporation.

     (b) Each share of CCD Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for 200 fully paid and nonassessable shares of the common stock, par value $0.01 per share, of Chiron ("Chiron Common Stock").

     SECTION 5. EXCHANGE OF CERTIFICATES. (a) If a holder of record (immediately prior to the Effective Time) of shares of CCD Common Stock outstanding immediately prior to the Effective Time presents (after the Effective Time) to Chiron a certificate or certificates which immediately prior to the Effective Time represented such shares, then Chiron shall issue to such holder of record, in exchange for the surrender and cancelation of such certificate or certificates, a certificate or certificates representing the shares of Chiron Common Stock into which such shares of CCD Common Stock were converted in accordance with Section 4. Until surrendered as contemplated by this Section 5(a), each certificate which immediately prior to the Effective Time represented outstanding shares of CCD Common Stock shall be deemed to represent only the right to receive upon such surrender a certificate representing the shares of Chiron Common Stock into which such shares of CCD Common Stock were converted, as contemplated by this Section 5(a).

     (b) If a holder of record (immediately prior to the Effective Time) of shares of C Acquisition Common Stock outstanding immediately prior to the Effective Time presents (after the Effective Time) to CCD a certificate or certificates which immediately prior to the Effective Time represented such shares, then CCD shall issue to such holder of record, in exchange for the surrender and cancelation of such certificate or certificates, a certificate or certificates representing the shares of CCD Common Stock into which such shares of C Acquisition Common Stock were converted in accordance with
Section 4. Until surrendered as contemplated by this Section 5(b), each certificate which immediately prior to the Effective Time represented outstanding shares of C Acquisition Common Stock shall be deemed to represent only the right to receive upon such surrender a certificate representing the shares of CCD Common Stock into which such shares of C Acquisition Common Stock were converted, as contemplated by this Section 5(b).

     SECTION 6. MODIFICATION OR AMENDMENT. This Agreement may be amended or modified, at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, by the mutual written consents of C Acquisition and CCD, by action of their respective Boards of Directors; PROVIDED, HOWEVER, that after any required approval of the Merger by the stockholders of C Acquisition or CCD, there shall be made no amendment that by law requires further approval by such stockholders without the further approval of such stockholders.

     SECTION 7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     SECTION 8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first hereinabove written.

                                  CIBA CORNING DIAGNOSTICS
                                  CORP.,

                                     by
                                           -------------------------------------
                                         Name:
                                         Title:

                                  CHIRON CORPORATION,

                                      by
                                           -------------------------------------
                                          Name:
                                          Title:

                                  CHIRON CCD ACQUISITION
                                  CORPORATION,

                                      by
                                           -------------------------------------
                                           Name:
                                           Title: